SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 21, 2003

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                             BLUE RHINO CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                       0-24287              56-1870472
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)

                            104 CAMBRIDGE PLAZA DRIVE
                       WINSTON-SALEM, NORTH CAROLINA 27104
                    (Address of principal executive offices)

                                 (336) 659-6900
              (Registrant's telephone number, including area code)

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ITEM 8. CHANGE IN FISCAL YEAR

On November 21, 2003, the Board of Directors of Blue Rhino Corporation (the "Registrant") changed the fiscal year end of the Registrant from July 31 to January 31, effective with the fiscal year beginning August 1, 2003. A transition report on Form 10-K, covering the transition period from August 1, 2003 through January 31, 2004, will be filed with the Securities and Exchange Commission not later than April 15, 2004.


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

                                    SIGNATURE

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Blue Rhino Corporation

Date:  November 25, 2003                By: /s/ Billy Prim
                                            ------------------------------------
                                            Chairman and Chief Executive Officer


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